FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2000

NEXIQ TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Hampshire	0-19717	02-0218767
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1155 Elm Street, Manchester, New Hampshire 03101

(Address of Principle Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (603) 627-3500

____________ WPI GROUP, INC. _ _______________

(Former Name, former address, and former fiscal year, if changed since last report)

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 14, 2000 NEXIQ Technologies, Inc. completed the sale of WPI Instruments, Inc. and WPI Magnetec, Inc. to an investor group led by WPI Instruments management for approximately $7.1 million in cash and a promissory note plus the assumption of approximately $1.6 million of liabilities.

A more complete description of the transaction is contained in the Asset Purchase Agreement which is Exhibit 10.24 to this report and is incorporated herein by reference.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial: None.

Exhibits: 10.24 - Asset Purchase Agreement dated October 13, 2000.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIQ TECHNOLOGIES, INC.

Dated: November 28, 2000

By: /s/John W. Powers

John W. Powers

Vice President and CFO